                          MARTIN CURRIE BUSINESS TRUST
                           JAPAN SMALL COMPANIES FUND








                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 2000

                                   (UNAUDITED)

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2000 (Unaudited)


OBJECTIVE       Long-term capital appreciation through active
                management of a diversified portfolio of equities in Japanese companies with relatively small capitalization, which may not have wide market recognition.

LAUNCH DATE     August 15, 1994

FUND SIZE       $147.8m

PERFORMANCE     Total return from May 1, 1999 through October 31, 2000

                o MCBT - Japan Small Companies Fund (excluding all
                  transaction fees)                                       -16.7%
                o Tokyo Stock Exchange - Second Section Index             -18.8%

                Annualized total return from August 15, 1994 through October 31, 2000

                o MCBT - Japan Small Companies Fund (excluding all
                  transaction fees)                                        +5.1%
                o MCBT - Japan Small Companies Fund
                  (including all transaction fees)                         +4.9%
                o Tokyo Stock Exchange - Second Section Index              -2.9%
                  (from September 1, 1994 through October 31, 2000)

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2000 (Unaudited)



PORTFOLIO                     Over the six months ended October 31, 2000, our
COMMENTS                      fund fell by 16.7% indollar terms. By comparison,
                              the TSE First Section fell by 16.9% and the TSE
                              Second Section by 18.8%.

                              The recovery in the Japanese economy continued to be a mild one. Corporate spending remained relatively strong and led the economic revival. But as consumers reacted to lower wages and bonuses, private consumption was weak. Corporate restructuring remained a threat.

                              Helped by global economic growth and better corporate cost control, corporate profits continued to grow at a record pace. Operating earnings grew by around 40% y-o-y in the first half of 2000.

                              Despite the economy picking up and good news on earnings, the market struggled as investors reacted to global technology and telecom concerns. There was little valuation support for these sectors, and liquidity support reduced as assets were allocated to bonds or cash. Also benefiting from the flow away from new economy stocks were defensive areas such as health care, utilities and foods, and energy. These sectors were the best performers.

                              As investors sought to hide from the turmoil in larger defensive stocks, smaller stocks were hit hardest by the removal of liquidity from the equity market. Domestic investors could not pick up the slack from retreating foreign investors.

                              Despite our heavily overweight position in the software sector, stock selection provided a major contribution to performance. The top three performers were: Konami, Seikoh Giken (optical components), and Nippon System Development. We added a number of stocks to the portfolio, including Toyo Information System and Okamura (office furniture). We emphasised domestic and defensive stocks with the acquisition of Santen Pharmaceutical and Terumo (health care).

                              OUTLOOK
                              We continue to see GDP growth of around 1.8% for the year to March 2001 and the same again for the following year. There are signs of an improvement in winter bonuses, and wage income is no longer falling. This may lead to a pick-up in consumer spending. Corporate spending should remain at high levels. We forecast corporate earnings to show growth of at least 10% next year.

                              The selling of cross shareholdings continues to hold back the market, but we may see this peak in the first quarter of 2001. Given the global environment and the lack of earnings visibility, we are looking to invest in stocks more geared to the domestic economy, but with low levels of unwinding.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 2000 (Unaudited)


INVESTMENT                    Michael Thomas has managed the fund since
MANAGER PROFILE               inception. Michael graduated from Bristol
                              University with a degree in economics and joined stockbrokers Vickers da Costa in 1973. He began covering Japan in 1975 and became a director in 1982. He joined Martin Currie in 1989 as a director and head of the Far East investment team.
                              He became head of the Japan team in 1993.

                              Kevin Troup assists him. In 1995, Kevin joined Scottish Life as an investment analyst on the Japanese desk. He was promoted to fund manager in 1997. He joined Martin Currie's Japan team as an investment manager in 2000.



TOP TEN HOLDINGS                                                % of net assets

                             Konami                                  3.5
                             Mabuchi Motor                           3.2
                             Nippon System Development               3.2
                             Obic                                    3.1
                             Hirose Electric                         2.7
                             Capcom                                  2.7
                             Toyo Information Systems                2.6
                             Aderans                                 2.6
                             Meitec                                  2.5
                             Aiful                                   2.3

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2000 (Unaudited)

                                                                                            SHARES                 VALUE
COMMON STOCK AND CONVERTIBLE BONDS - 95.4%
COMMON STOCK - 85.9%
       ADERANS                                                                             105,000      $       3,839,527
       AIDA ENGINEERING                                                                    305,000              1,369,656
       AIFUL                                                                                44,050              3,471,842
       AIPHONE                                                                              50,500                499,840
       ALPHA SYSTEMS                                                                         5,500                731,888
       ALPINE ELECTRONICS                                                                  157,000              2,113,669
       ALTECH #                                                                             88,000              1,258,929
       ASIA SECURITIES PRINTING #                                                          170,000              1,868,029
       BENESSE                                                                              46,100              2,534,940
       C TWO-NETWORK                                                                        16,100                995,968
       C TWO-NETWORK*                                                                        8,050                497,984
       C. UYEMURA & COMPANY                                                                 72,000              1,237,887
       CANON APTEX                                                                         118,000              1,039,252
       CAWACHI*                                                                             15,000                855,061
       CIRCLE K JAPAN                                                                       59,380              1,915,572
       DAIWA INDUSTRIES                                                                    129,000                336,938
       DAIWA KOSHO LEASE                                                                    96,000                268,341
       DAIWA LOGISTICS #                                                                   162,800                686,322
       EIDEN #                                                                             243,000              1,492,095
       FAMILYMART                                                                           59,000              1,562,663
       FANCL                                                                                12,200                771,480
       FUJI MACHINE MANUFACTURING                                                           76,700              2,094,726
       FUTABA                                                                               70,500              2,513,357
       HAKUTO                                                                               89,100              1,967,933
       HIRATA TECHNICAL                                                                        400                  1,356
       HIROSE ELECTRIC                                                                      34,200              3,949,228
       I-NET                                                                                32,000                170,096
       JAPAN BUSINESS COMPUTER                                                              54,000              1,108,555
       JAPAN MEDICAL DYNAMIC MARKETING                                                      50,700              1,677,377
       JSR                                                                                 484,000              3,238,052
       KAWASUMI LABORATORIES #                                                             152,000              1,399,991
       KISSEI PHARMACEUTICAL                                                                87,000              1,593,850
       KOA                                                                                  55,000              1,234,936
       KONAMI                                                                               61,200              5,160,061
       KYOTO KIMONO YUZEN #                                                                    282              1,654,035
       MABUCHI MOTOR                                                                        44,800              4,787,316
       MAEZAWA INDUSTRIES                                                                   95,000                656,463
       MEITEC                                                                               87,800              3,685,323
       MKC-STAT                                                                            101,000              1,666,132
       MOBILEPHONE TELECOMMUNICATIONS INTERNATIONAL                                            132                402,841
       MORI SEIKI                                                                          100,000                910,965
       MOSHI MOSHI HOTLINE                                                                  25,000              1,775,650
       NAMCO                                                                                64,000              1,654,035
       NICHICON                                                                             88,000              1,571,846
       NIPPON BROADCASTING SYSTEM                                                           30,000              1,682,628
       NIPPON KONPO UNYU SOKO                                                              219,000              1,463,144
       NIPPON SYSTEM DEVELOPMENT                                                            43,800              4,748,696
       NISHIO RENT ALL #                                                                   131,000                737,149
       NISSHA PRINTING                                                                     234,000              1,226,669

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2000 (Unaudited)

                                                                                            SHARES                 VALUE
COMMON STOCK - CONTINUED
       NISSHIN FUDOSAN #                                                                    50,000      $         544,838
       NISSIN                                                                               65,000              1,953,902
       NORITZ                                                                              145,000              1,375,384
       OBIC                                                                                 13,600              4,549,329
       OKAMURA                                                                             392,000              1,444,201
       PCA #                                                                                31,000                497,182
       PROMISE                                                                                  30                  2,252
       RISO KAGAKU #                                                                        44,400                773,129
       RYOSAN                                                                              146,000              2,709,527
       SANKEN ELECTRIC                                                                     295,000              1,708,656
       SANTEN PHARMACEUTICAL                                                               155,000              3,061,220
       SATO                                                                                 88,000              2,024,286
       SHIMACHU                                                                             40,000                604,866
       STAR MICRONICS                                                                      115,000              1,512,395
       SUMITOMO BAKELITE                                                                   266,000              2,976,548
       TAIKISHA                                                                            142,000              1,039,802
       TDC SOFTWARE #                                                                       56,400              1,498,969
       TERUMO                                                                               86,000              2,435,412
       TOKYO STYLE                                                                         154,000              1,268,808
       TOPPAN FORMS                                                                        134,500              2,390,098
       TOWA                                                                                 71,000              1,398,983
       TREND MICRO                                                                          11,500              1,085,552
       TSUBAKI NAKASHIMA                                                                   233,500              2,925,304
       YOKOWO                                                                               75,700              1,387,527
       YUSEN AIR & SEA SERVICE #                                                            84,000              1,724,419
                                                                                                        -----------------
         TOTAL COMMON STOCK - (COST $128,593,228)                                                             126,972,882
                                                                                                        -----------------

                                                                                         PRINCIPAL
                                                                                            AMOUNT
CONVERTIBLE BONDS - 9.5%
       CAPCOM, 1.00%, 9/30/2005                                                   (Y)  338,000,000              3,918,527
       NAMCO, 0.80%, 9/28/2001                                                    (Y)   50,000,000                478,853
       NITTO DENKO NO 4, 3.90%, 3/30/2001                                         (Y)   70,000,000              1,828,346
       SODICK, 0.00%, 9/30/2004 **                                                (Y)  306,000,000              2,446,822
       TAIYO YUDEN, 1.15%, 9/30/2008                                              (Y)   50,000,000              1,581,359
       TOYO INFORMATION SYSTEMS, 0.30%, 9/28/2007                                 (Y)  300,000,000              3,849,150
                                                                                                        -----------------
         TOTAL CONVERTIBLE BONDS - (COST $11,646,104)                                                          14,103,057
                                                                                                        -----------------
TOTAL COMMON STOCK AND CONVERTIBLE BONDS - (COST $140,239,332) +                                              141,075,939
                                                                                                        -----------------


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2000 (Unaudited)

                                                                                          PRINCIPAL
                                                                                            AMOUNT             VALUE
SHORT TERM INVESTMENT - 0.9%
       STATE STREET BANK AND TRUST, 5.50%, 11/01/2000 (a)                              $ 1,300,000      $       1,300,000
                                                                                                        -----------------
TOTAL SHORT TERM INVESTMENT - (Cost $1,300,000)                                                                 1,300,000
                                                                                                        -----------------
TOTAL INVESTMENTS - (Cost  $141,539,332) - 96.3%                                                              142,375,939
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 3.7%                                                     5,425,664
                                                                                                        -----------------
NET ASSETS - 100.0%                                                                                     $     147,801,603
                                                                                                        -----------------
                                                                                                        -----------------

*      Non-income producing security.
**     Zero coupon bond.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(Y)    Reflected at par and denominated in Japanese yen.
(a) The repurchase agreement, dated 10/31/2000 $1,300,000 par due 11/1/2000, is collateralized by United States Treasury Note, 5.875%, due 10/31/2001 with a market value of $1,329,159.
+ Percentages of long term investments by industry are as follows: Auto Parts (less than 0.1%), Broadcasting 1.1%, Chemicals 2.9%, Commercial Services 2.9%, Computer Services 1.2%, Computer Software 5.7%, Computers & Business Equipment 9.5%, Cosmetics & Toiletries 3.1%, Diversified 0.9%, Drugs & Health Care 6.9%, Electrical Equipment 12.0%, Electronics 9.3%, Engineering 0.7%, Entertainment 6.1%, Financial Services 3.7%, Food & Beverages 1.0%, Industrial Machinery 3.4%, Lease Rental Obligations 1.1%, Leisure 1.1%, Metals 2.0%, Office Furnishings & Supplies 1.0%, Photography 0.7%, Plastics 2.2%, Printing 5.1%, Retail 3.8%, Retail Trade 2.7%, Semi-Conductor Manufacturing Equipment 2.1%, Software 0.3%, Telecommunications Services 0.3%, Transportation 2.6%.



See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                    OCTOBER 31, 2000 (Unaudited)

ASSETS

    Investments in securities, at value (cost $140,239,332) (Note B)                                    $     141,075,939

    Investments in repurchase agreements, at value (Note B)                                                     1,300,000
                                                                                                        -----------------
           Total Investments                                                                                  142,375,939

    Cash                                                                                                              229

    Foreign currency, at value (cost $4,722,130) (Note B)                                                       4,711,847

    Receivable for investments sold                                                                               827,381

    Dividend and interest receivable                                                                              337,494
                                                                                                        -----------------
       TOTAL ASSETS                                                                                           148,252,890
                                                                                                        -----------------
LIABILITIES

    Management fee payable (Note C)                                                                               411,831

    Administration fee payable (Note C)                                                                            12,006

    Trustees fees payable (Note C)                                                                                    876

    Accrued expenses and other liabilities                                                                         26,574
                                                                                                        -----------------
       TOTAL LIABILITIES                                                                                          451,287
                                                                                                        -----------------
TOTAL NET ASSETS                                                                                        $     147,801,603
                                                                                                        -----------------
                                                                                                        -----------------
COMPOSITION OF NET ASSETS:

    Paid-in-capital                                                                                     $     126,649,621

    Distributions in excess of net investment income                                                           (1,258,734)

    Accumulated net realized gain on investment and foreign currency transactions                              21,589,452

    Net unrealized appreciation on investments and foreign currency translations                                  821,264
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                        $     147,801,603
                                                                                                        -----------------
                                                                                                        -----------------
NET ASSET VALUE PER SHARE                                                                               $           12.21
($147,801,603 / 12,102,311 shares of beneficial interest outstanding)                                   -----------------
                                                                                                        -----------------

See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED OCTOBER 31, 2000 (Unaudited)

INVESTMENT INCOME

    Interest income                                                                                     $         164,417

    Dividend income                                                                                               462,070

    Foreign taxes withheld                                                                                        (72,614)
                                                                                                        -----------------

       TOTAL INVESTMENT INCOME                                                                                    553,873
                                                                                                        -----------------

EXPENSES

    Management fee (Note C)                                                                                       777,416

    Custodian fee                                                                                                  62,428

    Administration fee (Note C)                                                                                    59,248

    Audit fee                                                                                                      12,602

    Legal fees                                                                                                      3,025

    Transfer agent fee                                                                                              2,904

    Trustees fees (Note C)                                                                                          1,211

    Miscellaneous expenses                                                                                          6,209
                                                                                                        -----------------
       TOTAL EXPENSES                                                                                             925,043
                                                                                                        -----------------
NET INVESTMENT LOSS                                                                                              (371,170)
                                                                                                        -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain on investments                                                                            8,857,829

    Net realized gain on foreign currency transactions                                                             58,299

    Net realized appreciation (depreciation) on:

       Investments                                                                                            (36,926,502)

       Foreign currency translations                                                                                5,812
                                                                                                        -----------------

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                     (28,004,562)
                                                                                                        ------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                              $     (28,375,732)
                                                                                                        ------------------
                                                                                                        ------------------


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months Ended          Year
                                                                                      October 31, 2000          Ended
                                                                                         (Unaudited)       April 30, 2000
                                                                                    -------------------   ---------------
NET ASSETS, beginning of period                                                       $   149,821,497     $    81,800,071
                                                                                      ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment loss                                                                      (371,170)           (808,444)

    Net realized gain on investment transactions                                            8,857,829          28,145,395

    Net realized gain (loss) on foreign currency transactions                                  58,299            (699,730)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                        (36,926,502)         28,016,055

       Foreign currency translations                                                            5,812             (71,979)
                                                                                      ---------------     ----------------
    Net increase (decrease) in net assets from operations                                 (28,375,732)         54,581,297
                                                                                      ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                                          --                  --

    In excess of net investment income                                                             --                  --

    Net realized gains                                                                             --            (922,966)
                                                                                      ----------------    ---------------
    Total distributions                                                                            --            (922,966)
                                                                                      ----------------    ---------------
CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                                      34,019,838          23,860,070

    Reinvestment of dividends and distributions to shareholders                                    --             904,844

    Cost of shares repurchased                                                             (7,664,000)        (10,401,819)
                                                                                      ----------------    ----------------
    Total increase in net assets from capital share transactions                           26,355,838          14,363,095
                                                                                      ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS                                                      (2,019,894)         68,021,426
                                                                                      ----------------    ---------------
NET ASSETS, end of period (includes distributions in excess of net                    $   147,801,603     $   149,821,497
      investment income of ($1,258,734) and ($887,564), respectively)                 ----------------    ---------------
                                                                                      ----------------    ---------------

OTHER INFORMATION:

Capital Share transactions:

    Shares sold                                                                             2,414,925           2,058,163

    Shares issued in reinvestment of distributions to shareholders                                --               52,394

    Less shares repurchased                                                                  (537,754)           (695,017)
                                                                                      ---------------     ---------------
    Net share transactions                                                                  1,877,171           1,415,540
                                                                                      ---------------     ---------------
                                                                                      ---------------     ---------------


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                          Six Months
                                             Ended         Year            Year           Year           Year           Year
                                       October 31, 2000    Ended           Ended          Ended          Ended          Ended
                                          (Unaudited)   April 30, 2000 April 30, 1999 April 30, 1998 April 30, 1997 April 30, 1996
                                       ---------------- -------------- -------------- -------------- -------------- --------------
PER SHARE OPERATING
PERFORMANCE

Net asset value, beginning of period      $     14.650   $     9.290    $     6.460   $     7.720     $    10.770     $     9.610
                                          ------------   -----------    -----------   -----------     -----------     -----------
Net investment income (loss)                    (0.017)       (0.095)         0.102        (0.005)         (0.027)         (0.034)

Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                 (2.423)        5.544          2.727        (1.189)         (2.384)          1.248
                                          ------------   -----------    -----------   -----------     -----------     -----------
Total from investment operations                (2.440)        5.449          2.829        (1.194)         (2.411)          1.214
                                          ------------   -----------    -----------   -----------     -----------     -----------
Less distributions:

     Net investment income                       0.000         0.000          0.000        (0.069)         (0.203)          0.000

     In excess of net investment income          0.000         0.000          0.000         0.000          (0.314)         (0.097)

     Return of capital                           0.000         0.000          0.000        (0.029)          0.000           0.000

     Net realized gains                          0.000        (0.089)         0.000         0.000          (0.100)          0.000

     In excess of net realized gains             0.000         0.000          0.000         0.000          (0.040)          0.000
                                          ------------   -----------    -----------   -----------     -----------     -----------
Total distributions                              0.000        (0.089)         0.000        (0.098)         (0.657)         (0.097)
                                          ------------   -----------    -----------   -----------     -----------     -----------
Paid in capital from subscription and
     redemption fees (Note B)                    0.000         0.000          0.001         0.032           0.018           0.043
                                          ------------   -----------    -----------   -----------     -----------     -----------
Net asset value, end of period            $     12.210   $    14.650    $     9.290   $     6.460     $     7.720     $    10.770
                                          ------------   -----------    -----------   -----------     -----------     -----------
                                          ------------   -----------    -----------   -----------     -----------     -----------
TOTAL INVESTMENT RETURN (1) (2)                 (16.66)%       58.55%         43.80%       (15.01)%        (22.69)%         13.13%
                                          ------------   -----------    -----------   -----------     -----------     -----------
                                          ------------   -----------    -----------   -----------     -----------     -----------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                 $147,801,603   $149,821,497   $81,800,071  $ 57,506,372     $66,748,656    $ 88,863,054

Operating expenses, net, to average
    net assets (Note C)                       1.19%(3)          1.21%         1.31%         1.29%           1.26%           1.37%

Operating expenses, gross, to average
        net assets (Note C)                   1.19%(3)          1.21%         1.31%         1.29%           1.26%           1.37%

Net investment loss to average
        net assets                          (0.48)%(3)        (0.57)%       (0.34)%       (0.30)%         (0.41)%         (0.36)%

Portfolio turnover rate (2)                        25%            37%           27%           26%             26%             37%

--------------------------------------------------------------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.
(2)  Periods less than one year are not annualized.
(3)  Annualized.



See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific Ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT Japan Small Companies Fund (the "Fund") commenced investment operations on August 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                           NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. There were no open forward foreign currency contracts at October 31, 2000.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30, 1998, there was a purchase premium for cash investments into the Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and are recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                           NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets.

The Investment Manager has voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.50% of the Fund's average net assets on an annualized basis. For the six months ended October 31, 2000, it was not necessary for the Investment Manager to waive any of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the six months ended October 31, 2000 were $57,912,787 and $35,538,255, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2000 were as follows:

        Identified               Gross Unrealized              Net Unrealized
           Cost            Appreciation    (Depreciation)       Appreciation
      ---------------      ------------    --------------      ---------------
      $   141,539,332     $27,493,006     ($26,656,399)        $       836,607

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                           NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


NOTE E - PRINCIPAL SHAREHOLDERS
As of October 31, 2000, there were two shareholders who owned greater than 10% of the Fund's outstanding shares, representing 44% of the Fund.

NOTE F - CONCENTRATION OF RISK
Investment in foreign securities generally involves special risks. Additional risks are present in the case of a fund such as the Japan Small Companies Fund which will invest most of its assets in the issuers of a single foreign country. This means that the Fund's performance will be directly affected by political, economic and market conditions in Japan. In addition, since the Japanese economy depends to some extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

                          MARTIN CURRIE BUSINESS TRUST



                              --------------------



                              TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE



                              --------------------



                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC


                               --------------------



--------------------------------------------------------------------------------
   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
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